Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT MARKED WITH [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT, AS AMENDED.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made this 8th day of March, 2013 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (“CyDex”); and

SPECTRUM PHARMACEUTICALS, INC., a Delaware corporation with offices at 11500 S. Eastern Ave., Ste. 240, Henderson, NV 89052 (“Spectrum”).

RECITALS

WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;

WHEREAS, CyDex is the exclusive worldwide licensee of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, CyDex has developed or obtained certain rights related to the Compound (defined below);

WHEREAS, Spectrum desires to obtain a license to use such patented drug formulation system for Captisol and such rights to the Compound for the development and commercialization of the Licensed Product (defined below) and CyDex is willing to grant such license to Spectrum under the terms and conditions set forth herein; and

WHEREAS, CyDex desires to sell Captisol® to Spectrum or its Contract Manufacturers (defined below), and Spectrum desires to obtain supplies of Captisol® from CyDex, for use in the Licensed Product, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”).

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the following terms whether used in singular or plural form shall have the meanings as defined below:

“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of the relevant entity.

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“Annual Net Sales” means the aggregate Net Sales during a calendar year.

“Approvals” means, collectively the Marketing Approvals and Regulatory Approvals.

“Captisol” means Captisol®, also known scientifically as sulfobutylether ß(beta) cyclodextrin, sodium salt, including all of its optical isomers, and salt, ester, and polymorphic forms.

“Captisol Data Package” means (a) all toxicology/safety and other scientific data owned, licensed or developed by CyDex and its Affiliates; and (b) all toxicology/safety and other scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other Third Parties (to the extent permitted to be shared under this Agreement in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other Third Parties), in each case of Captisol alone (and not in conjunction with a product formulation).

“Captisol Improvement” means any technology or improvement related to Captisol alone, including without limitation the formulation or uses of Captisol, whether or not patentable, that is developed by Spectrum or its Affiliates, solely or jointly with a Third Party. For clarity, Captisol Improvements shall not include technology or improvements which are related to the Compound and/or other non-Captisol components of the Licensed Product.

“Captisol Patents” means all patents and patent applications in the Territory which pertain to Captisol, other than the Licensed Product Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. For avoidance of doubt, all intellectual property pertaining to the Licensed Product generated by Spectrum or its Affiliates or their Sublicensees during the Term of this Agreement shall be solely owned by Spectrum and shall not be part of the Captisol Patents. Set forth in Exhibit A attached hereto include, without limitation, a list of the Captisol Patents as of the Effective Date. Such Exhibit A may be updated by CyDex from time to time during the Term.

“Claim” has the meaning specified in Section 10.1.

“Clinical Grade Captisol” means Captisol which (a) has been manufactured under conditions of current good manufacturing practices for bulk excipients as set forth in U.S. Pharmacopoeia <1078> as of the Effective Date or any successor thereto, and (b) is for clinical trials for the Licensed Product.

“Combination Product” means a Licensed Product containing: (i) the Compound, and (ii) one or more other active pharmaceutical ingredients.

“Commercial Grade Captisol” means Captisol which (a) has been manufactured under conditions of current good manufacturing practices for bulk excipients as set forth in U.S. Pharmacopoeia <1078> as of the Effective Date or any successor thereto, and (b) is for commercial sale of the Licensed Product.

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“Commercial Launch Date” means, in any particular country, the first commercial sale by Spectrum, its Affiliates or Sublicensees of the Licensed Product to a Third Party in a given regulatory jurisdiction after Approvals have been obtained in such jurisdiction. For avoidance of doubt, any transfer of the Licensed Product to a Third Party for preclinical, clinical or regulatory purposes shall not be deemed a first commercial sale.

“Commercially Reasonable Efforts” means the carrying out of obligations or tasks using efforts not less than the efforts a reasonably prudent company engaged in the development and commercialization of a pharmaceutical product having similar market potential, profit potential, or strategic value at a similar stage of its development or product life as the Licensed Product, would use based on conditions then prevailing and taking into account relevant commercial and economic factors.

“Compound” means that certain pharmaceutical compound known as melphalan, including all of its optical isomers, and salt, ester, and polymorphic forms.

“Confidential Information” has the meaning specified in Section 8.1.

“Contract Manufacturer” has the meaning specified in Section 2.4.

“Cover” (including variations thereof such as “Covered,” “Coverage,” or “Covering”) means that the manufacture, use, importation or sale of the Licensed Product to which such term is being applied would infringe a Valid Claim of a patent in the absence of a grant of rights under such patent. The determination of whether an item or process is Covered by a Valid Claim shall be made on a country–by-country basis.

“Disclosing Party” has the meaning specified in Section 8.1 hereof.

“DMF” means a Drug Master File for Captisol, as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA, and equivalent filings in other jurisdictions.

“FDA” means the United States Food and Drug Administration, or any successor thereto.

“Field” means all indications, including without limitation, all dosages, formulations, uses, and routes of administration for the Licensed Product.

“Indemnitee” has the meaning specified in Section 10.4.

“Indemnitor” has the meaning specified in Section 10.4.

“Licensed Patents” means, collectively, the Captisol Patents and the Licensed Product Patents.

“Licensed Product” means a pharmaceutical composition comprising the Compound and Captisol, which is Covered by the Licensed Patents or Product Know-How or Captisol Data Package.

“Licensed Product Patents” means all patents and patent applications in the Territory which Cover the use of Captisol with the Compound, other than the Captisol Patents, and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to

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sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisions, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents. Licensed Product Patents further include all other patents and patent applications, other than the Captisol Patents, which are owned or licensed by CyDex before the Effective Date or at any time during the Term of this Agreement, and which are necessary to develop, manufacture, and commercialize the Licensed Product or which are necessary for Spectrum to exercise its license under this Agreement. Set forth in Exhibit B attached hereto is a list of the Licensed Product Patents as of the Effective Date. Such Exhibit B may be updated by CyDex from time to time during the Term.

“Losses” has the meaning set forth in Section 10.1.

“Major Markets” means the countries listed on Exhibit E.

“Marketing Approval” means final approval of an NDA by the FDA for the United States, or final approval of a comparable document filed with an equivalent health regulatory authority in any other country or in the European Union (using the centralized process or mutual recognition), including all required marketing, pricing or reimbursement approvals.

“NDA” means a New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or similar application filed with an equivalent regulatory body in another jurisdiction.

“Net Sales” means, with respect to a particular time period, the total amounts invoiced by Spectrum and its Affiliates and their Sublicensees for sales of the Licensed Product made during such time period to unaffiliated Third Parties, less the following deductions to the extent allowed or incurred with respect to such sales:

(a) customary discounts, including cash, trade and quantity discounts, charge-back payments, fees for service, patient assistance discounts, administrative fees, and rebates granted to trade customers, government, and distributors; provided, however, such discounts shall be subject to audit pursuant to Section 5.3 below;

(b) credits or allowances granted for damaged, outdated, spoiled, returned or rejected products or on account of retroactive price reductions;

(c) freight, insurance and transportation charges (if separately identified on the invoice); and

(d) taxes, tariffs, duties or other governmental charges (other than income taxes) levied on, absorbed or otherwise imposed on sales of the Licensed Product, as adjusted by any refunds.

Notwithstanding the foregoing, amounts invoiced by Spectrum and its Affiliates for the sale of the Licensed Product among Spectrum or its Affiliates for resale shall not be included in the computation of Net Sales. For purposes of determining Net Sales, a “sale” shall not include reasonable transfers or dispositions as samples for promotional or charitable purposes, or transfers or dispositions at no cost for preclinical, clinical or regulatory purposes. Notwithstanding anything otherwise specified herein, Net Sales shall be calculated in accordance with generally accepted accounting principles.

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If a Licensed Product is sold or provided as part of a Combination Product, Net Sales shall be calculated by multiplying the Net Sales from the sale of Combination Products by the fraction A/B, where “A” is the fair market value of the Licensed Product containing the Compound as the only active pharmaceutical ingredient when supplied or priced separately and “B” is the fair market value of the Combination Product. If no market price is available for the Licensed Product (solely containing the Compound) when supplied or priced separately, fair market value shall be determined in good faith by the parties.

“Pfizer” has the meaning specified in Section 8.5.

“Product Know-How” means information or data, including regulatory documentation, necessary for the manufacture, use, importation or sale of Licensed Products in the Field in the Territory, owned, licensed or generated by CyDex and its Affiliates, before and during the Term of this Agreement relating to the Compound and/or Captisol.

“Receiving Party” has the meaning specified in Section 8.1.

“Regulatory Approval” means, with respect to the Licensed Product in any country or jurisdiction, all approvals (including, where required, pricing and reimbursement approvals), registrations, licenses or authorizations from the relevant regulatory authority in a country or jurisdiction that is specific to the Licensed Product and necessary to market and sell such Licensed Product in such country or jurisdiction.

“Royalty Obligation Term” means, for each country within the Territory on a country-by-country basis, the time period commencing on the first Commercial Launch Date of the Licensed Product in such country and ending on the date that is the earlier of (i) the date that a Valid Claim no longer exists under the Licensed Patents in such country or (ii) the date a pharmaceutical product containing a [***] formulation of the Compound, other than Spectrum’s product licensed hereunder, receives regulatory approval in such country; but in either event is at least [***] ([***]) years after the Commercial Launch Date for such Licensed Product in such country. Notwithstanding the foregoing, if at any time no Valid Claim under the Licensed Patents exists in a country, and a pharmaceutical product containing a [***] formulation of the Compound (other than Spectrum’s product licensed hereunder) receives regulatory approval and launches commercially in such country for the same indication as Spectrum’s product licensed hereunder, then the royalty rate shall immediately be reduced [***] for such country for the remainder of the Royalty Obligation Term).

“SEC” has the meaning specified in Section 8.3.

“Specifications” means the specifications for Captisol set forth in Exhibit C hereto, as such may be amended from time to time.

“Sublicensees” has the meaning specified in Section 2.3.

“Term” has the meaning specified in Section 13.1.

“Territory” means the entire world.

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“Third Party” means any person or entity other than CyDex or Spectrum or an Affiliate of either of them.

“Valid Claim” means (i) a claim in any unexpired, issued patent which has not been irrevocably abandoned or held to be invalid or unenforceable by a non-appealed or unappealable decision of a court or other authority of competent jurisdiction, which is not admitted to be invalid through disclaimer or dedication to the public, and which Covers the Licensed Product, or (ii) regulatory exclusivity, such as orphan drug exclusivity, covering the Licensed Product.

2.	GRANT OF RIGHTS.

2.1 License Grants from CyDex to Spectrum.

(a) Licensed Patents. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Spectrum an exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license during the Term under the Licensed Patents, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in the Field. Notwithstanding the foregoing, to the extent that any Licensed Patents are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Spectrum in the foregoing sentence shall be exclusive as to CyDex and non-exclusive as to any Third Party. Spectrum may not sublicense the Licensed Patents, except as expressly set forth in Section 2.3 below.

(b) Know-How License. Subject to the terms and conditions of this Agreement, CyDex hereby grants to Spectrum an exclusive, nontransferable (except with respect to the assignment provision in Section 14.14) license during the Term under CyDex’s rights in and to the Captisol Data Package and Product Know-How, solely to research, develop, make, have made, import, use, offer for sale and sell the Licensed Product in the Territory in the Field. Notwithstanding the foregoing, to the extent that any Captisol Data Package and Product Know-How are licensed to CyDex or its Affiliates by a Third Party on a non-exclusive basis, the license granted to Spectrum in the foregoing sentence shall be exclusive as to CyDex and non-exclusive as to any Third Party. Spectrum may not sublicense its rights to the Captisol Data Package or Product Know-How, except as expressly set forth in Section 2.3 below.

(c) Scope of Licenses. Unless otherwise provided in this Agreement or the Supply Agreement, CyDex grants no rights to Spectrum to manufacture, import, sell or offer for sale bulk Captisol.

2.2 Grant of License from Spectrum to CyDex. Spectrum shall provide prompt notice of any and all Captisol Improvements to CyDex. Spectrum hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Spectrum’s and its Affiliates’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol.

2.3 Sublicensing. Spectrum shall have the right to grant sublicenses to any Third Party (collectively “Sublicensees”) under the licenses granted to Spectrum pursuant to Section 2.1; provided, however, Spectrum shall promptly notify CyDex of each sublicense without unreasonable delay following any such grant. Spectrum shall ensure that all of its Sublicensees will comply with the terms and conditions of this Agreement and Spectrum shall remain fully responsible for the compliance by its Sublicensees with the terms and conditions of this Agreement as if such Sublicensees were Spectrum hereunder.

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2.4 Contracting. Spectrum may manufacture the Licensed Product or contract the manufacture of the Licensed Product with reputable Third Party manufacturers inspected by FDA or equivalent foreign regulatory authorities (each a “Contract Manufacturer”). To the extent necessary to engage a Contract Manufacturer for manufacturing the Licensed Product, Spectrum shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Spectrum pursuant to Section 2.1 solely for such purposes. Spectrum shall ensure that all of its Contract Manufacturers will comply with the terms and conditions of this Agreement and Spectrum shall remain fully responsible for the compliance by such Contract Manufacturers with the terms and conditions of this Agreement as if its Contract Manufacturers were Spectrum hereunder.

2.5 Technology Transfer. Within thirty (30) days after the Effective Date, CyDex shall transfer to Spectrum the IND for the Licensed Product and clinical trial materials of the Licensed Product and provide Spectrum with a technology transfer package, which shall include the Product Know-How and the Captisol Data Package, related to the excipients, formulation, filling, packaging, testing and stability of the Licensed Product. CyDex will update such package at least [***] with any data or know-how developed or licensed by CyDex during the Term. CyDex shall also, for a period up to the NDA filing and in the preparation for pre-approval inspection of the Third Party manufacturers and laboratories, make its personnel available to Spectrum and its Contract Manufacturers to respond to informational inquiries and provide technical assistance related to the Product Know-How and the Captisol Data Package. After CyDex personnel have spent [***] ([***]) hours, excluding travel time, providing such assistance, Spectrum shall compensate CyDex at the rate of US$[***] per hour for the time of CyDex personnel incurred to provide such services; provided, that CyDex shall provide reasonable telephonic consultation at [***] to Spectrum. Such technology transfer shall not include information related to the manufacture of bulk Captisol.

2.6 Negative Covenant. During the Term of this Agreement, CyDex and its Affiliates shall not [***].

3.	MANUFACTURE AND SUPPLY OF CAPTISOL.

The provisions of the Supply Agreement and any related quality agreement shall govern the manufacture and supply of Captisol for use in the formulation of the Licensed Product.

4.	COMPENSATION.

4.1 Payments and Royalties for Licenses.

(a) One-Time Fee. Within [***] ([***]) business days after the Effective Date, Spectrum shall pay to CyDex a non-refundable, one-time fee of Three Million Dollars (US$3,000,000) in partial consideration of the rights granted Spectrum under this Agreement.

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(b) Milestone Payments. Within [***] ([***]) days following the occurrence of each of the milestone events listed below with respect to the Licensed Product, Spectrum shall provide written notice to CyDex of the achievement of such milestone event, and within [***] ([***]) days of the occurrence of each of the milestone events, pay to CyDex the applicable non-refundable milestone fee listed next to each such event in further consideration of the rights granted Spectrum under this Agreement. The milestone payments (each payable only one time regardless of the number of times achieved by the Licensed Product and regardless of the number of the Licensed Products there may be) are as follows:

	MILESTONE	MILESTONE PAYMENT
(i)	Upon receipt of the first Marketing Approval from the FDA	US$[***]
(ii)	Annual Net Sales in the Territory exceed US$[***]	US$[***]
(iii)	Annual Net Sales in the Territory exceed US$[***]	US$[***]
(iv)	Annual Net Sales in the Territory exceed US$[***]	US$[***]

(c) Royalties.

(i) In addition to amounts payable pursuant to Sections 4.1(a) and 4.1(b) above, Spectrum shall make royalty payments to CyDex during the Royalty Obligation Term on a calendar [***] basis, in amounts equal to [***]% of the applicable Net Sales during such calendar [***] arising from the sale of the Licensed Product in the Territory.

(ii) All royalties payable to CyDex pursuant to this Section 4.1(c) shall be due and payable within [***] ([***]) days after the conclusion of each calendar [***].

(iii) If additional rights or licenses are required from any Third Party or Third Parties to develop and commercialize the Licensed Product in any jurisdiction within the Territory, Spectrum shall be entitled to deduct [***] ([***]) of all commercially reasonable payments, including any milestone payments and royalty payments, made to such Third Party or Third Parties to acquire such rights and licenses, from the payments earned by CyDex for that jurisdiction within the Territory, including all milestone and royalty payments specified in Sections 4.1(b) and 4.1(c) above; provided, however, any deduction by Spectrum shall not exceed [***] ([***]) of the payments for a given jurisdiction then earned by CyDex at one time, and any reduction to royalty payments in a calendar [***] shall not exceed [***] ([***]) of the applicable Net Sales in any given jurisdiction. In the event that, for a calendar [***], Spectrum is unable to deduct all payments it is entitled to deduct, any remaining portion of the deduction Spectrum is entitled to will be used toward any future payments earned by and due to CyDex pursuant to Sections 4.1(b) and 4.1(c) until the total deduction by Spectrum reaches [***] ([***]) of all payments made by Spectrum to the Third Party or Third Parties for a given jurisdiction.

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4.2 Currency. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Net Sales based on foreign revenue will be converted to U.S. dollars at the rate of exchange published in The Wall Street Journal, Eastern U.S. Edition on the last day of each calendar [***]. Spectrum shall provide CyDex, together with each royalty payment owed pursuant to Section 4.1(c) above, a schedule detailing the calculation of Net Sales resulting from the conversion of foreign revenue to U.S. dollars as set forth herein.

4.3 Taxes.

(a) Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement or the Supply Agreement.

(b) Tax Cooperation. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Spectrum to CyDex under this Agreement or the Supply Agreement. To the extent Spectrum is required to deduct and withhold taxes on any payment to CyDex, Spectrum shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex an official tax certificate or other evidence of such withholding sufficient to enable CyDex to claim such payment of taxes. CyDex shall provide Spectrum any tax forms that may be reasonably necessary in order for Spectrum to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. CyDex shall use reasonable efforts to provide any such tax forms to Spectrum at least [***] ([***]) days prior to the due date for any payment for which CyDex desires that Spectrum apply a reduced withholding rate. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.

4.4 Late Payments. Unpaid balances shall accrue interest, from due date until paid, at a rate equal to the prime rate, as reported in The Wall Street Journal, Eastern U.S. Edition, on the date such payment is due, plus an additional [***] ([***]), unless such unpaid balance is subject to a reasonable, good faith dispute by Spectrum.

5.	RECORDS; REPORTS; AUDIT.

5.1 Records. Spectrum shall, and shall require its Affiliates and Sublicensees to maintain accurate records relating to Net Sales.

5.2 Reports. Upon CyDex’s request, Spectrum shall update CyDex in writing regarding development and commercial activities with respect to the Licensed Product but not more often than [***].

5.3 Audit. Upon reasonable prior notice, such records shall be available during regular business hours for a period of [***] ([***]) years from the end of the calendar year to which they pertain for examination, and not more often than [***] each calendar year, by an independent certified public accountant selected by CyDex and reasonably acceptable to Spectrum, for the sole

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purpose of verifying the accuracy of the financial reports furnished by Spectrum pursuant to this Agreement. Any such auditor shall not disclose Spectrum’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Spectrum or the amount of payments due by Spectrum under this Agreement. Any amounts shown to be owed but unpaid shall be paid within [***] ([***]) days from the accountant’s report from the original due date, plus interest accrued thereon (from the applicable original due date) at the rate set forth in Section 4.4 above. Any amounts shown to have been overpaid shall be refunded within [***] ([***]) days. CyDex shall bear the full cost of such audit unless such audit discloses an underpayment by Spectrum of more than [***] ([***]) of the total amount due, in which case Spectrum shall bear the full cost of such audit.

6.	DEVELOPMENT AND COMMERCIALIZATION BY SPECTRUM.

6.1 Diligence. Spectrum shall (i) use at least Commercially Reasonable Efforts, and shall further require its Affiliates and Sublicensees to use at least Commercially Reasonable Efforts, to develop the Licensed Product, and to commercialize the Licensed Product following Approvals of the Licensed Product, and (ii) comply with the requirements set forth in Exhibit D hereto. For the avoidance of doubt, in the event of a conflict between subparts (i) and (ii), Spectrum shall use whichever efforts are greater.

6.2 Costs and Expenses. Other than those specified in this Agreement, [***].

6.3 Right of Reference. Spectrum shall have the right to reference the DMF solely in connection Spectrum’s regulatory filings submitted in connection with obtaining Regulatory Approval for the Licensed Product.

6.4 Access to Spectrum’s Data. In connection with CyDex’s development and commercialization of Captisol or for fulfilling its obligations under this Agreement, CyDex shall have the right to reference and utilize all toxicology/safety and other scientific data developed on Captisol alone (and not in conjunction with a product formulation) by Spectrum, its Sublicensees or Affiliates, [***]. Upon written request by CyDex, Spectrum shall either provide CyDex with a copy of all such data or shall make such data accessible to CyDex at such times and locations mutually agreed upon by the parties; provided, that CyDex may include such data in the drug master file related to Captisol but shall not selectively share the data with other Captisol licensees.

7.	REGULATORY MATTERS.

7.1 Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Spectrum shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Product. Notwithstanding the foregoing, Spectrum shall provide CyDex with (a) copies of the portions of all regulatory submissions containing Captisol data alone (and not in conjunction with any product formulation) [***] ([***]) days prior to submission and shall use Commercially Reasonable Efforts to incorporate CyDex’s comments on the same, and (b) notice of meetings with the FDA regarding the Licensed Product prior to the occurrence of any such meetings.

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7.2 Material Safety. CyDex shall provide Spectrum, in writing, from time to time, with (a) relevant information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol, and (b) the then-current material safety data sheet for Captisol. Notwithstanding the foregoing or anything in this Agreement to the contrary, Spectrum is solely responsible for (i) use of all documentation provided by CyDex, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency in the Territory, (ii) document control and retention, and (iii) determining the suitability of any documentation provided by CyDex hereunder for use in any regulatory submission.

7.3 Adverse Event Reporting. Either party shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event. In the event that either party becomes aware of any adverse event relating to either the Licensed Product or Captisol, the party shall timely inform the other party of any such adverse event.

7.4 Quality Agreement. Within [***] ([***]) days of the Effective Date, the parties shall enter into a quality agreement containing provisions, in addition to the provisions customary for quality agreement, customary pharmacovigilance provisions including, without limitation, related to sharing of adverse event and other clinically significant information regarding Licensed Product or Captisol.

8.	CONFIDENTIALITY.

8.1 Definition. Spectrum and CyDex each recognizes that, during the Term, it may be necessary for a party (the “Disclosing Party”) to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”) that is highly valuable, the disclosure of which would be highly prejudicial to such party. The disclosure and use of Confidential Information will be governed by the provisions of this Section 8. Neither Spectrum nor CyDex shall use the other’s Confidential Information except as expressly permitted in this Agreement. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party to the Receiving Party and designated in writing by the Disclosing Party as “Confidential” (or equivalent), and all material disclosed orally which is declared to be confidential by the Disclosing Party and confirmed in a writing delivered to the Receiving Party within [***] ([***]) days of such disclosure; provided, however, the foregoing notwithstanding, Confidential Information orally disclosed by or on behalf of the Disclosing Party that a reasonable person would understand to be confidential or proprietary in nature shall be treated as Confidential Information, even if such Confidential Information is not subsequently reduced to a tangible form and delivered to the Receiving Party. Confidential Information shall include, but not be limited to, product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package and Product Know-How.

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8.2 Obligation. CyDex and Spectrum agree that they will disclose the other’s Confidential Information to its own officers, employees, consultants and agents only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights. Neither party shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent, and any such disclosure to a Third Party shall be pursuant to the terms of a non-disclosure agreement no less restrictive than this Section 8. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Unless otherwise specified in this Agreement and subject to terms and conditions in this Agreement, each party, upon the other’s request, will return all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, within [***] ([***]) days of the request, and in any event, promptly following the termination of this Agreement, except that the receiving party may retain (i) one (1) copy for archival purposes and (ii) such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems.

8.3 Exceptions. The use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate by appropriate documentation:

(i) at the time of disclosure is in the public domain;

(ii) after disclosure, becomes part of the public domain, by publication or otherwise, through no fault of the Receiving Party;

(iii) at the time of disclosure is already in the Receiving Party’s possession, and such prior possession can be properly demonstrated by the Receiving Party, with the exception of Confidential Information exchanged between parties prior to the execution of this Agreement; or

(iv) is made available to the Receiving Party by an independent Third Party; provided, however, to the Receiving Party’s knowledge, such information was not obtained by said Third Party, directly or indirectly, from the Disclosing Party hereunder.

In addition, the Receiving Party may disclose information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the United States Securities and Exchange Commission (the “SEC”), or in the course of litigation; provided, however, in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order preventing or limiting the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued. Spectrum may further disclose CyDex’s Confidential Information to extent that such disclosure is necessary to develop, file for Regulatory Approval, or commercialize the Licensed Product, or to seek, prosecute and maintain intellectual property protection for the Licensed Product.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

LICENSE AGREEMENT	PAGE 12

8.4 Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek injunctive relief in addition to any other remedy which it may have, without need to post any bond or security.

8.5 Third Party Information. Spectrum acknowledges that CyDex’s Confidential Information includes information developed by Pfizer, Inc. (“Pfizer”) that is confidential to both CyDex and Pfizer. In so far as Confidential Information of Pfizer is disclosed, Pfizer is a third-party beneficiary of this Section 8 of this Agreement and may enforce it or seek remedies pursuant to it in accordance with its terms.

8.6 Public Announcements. The parties will mutually agree on a press release to be issued upon execution of this Agreement or reasonably soon thereafter. The press release shall describe the transaction as being royalty-based with commercial milestones in excess of $50 million. Ligand shall also file a Form 8-K describing the Agreement as including a significant double-digit royalty. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party in order to comply with applicable Law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses. Such consent shall not be unreasonably withheld or delayed by such other party. Prior to any such public announcement, the party wishing to make the announcement will submit a draft of the proposed announcement to the other party in sufficient time to enable such other party to consider and comment thereon. The party wishing to make the announcement will reasonably consider all comments provided by the other party and will also cooperate to seek confidential treatment of any information reasonably requested by the other party.

9.	REPRESENTATIONS AND WARRANTIES.

9.1 Mutual Representations and Warranties. Each party represents and warrants to the other as follows:

(i) it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation;

(ii) it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(iii) this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(iv) the execution, delivery and performance of this Agreement by such party do not conflict with any agreement, instrument or understanding, oral or written, to which such party is a party or by which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party;

LICENSE AGREEMENT	PAGE 13

(v) all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained;

(vi) no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its agents; and

(vii) it has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other party pursuant to this Agreement.

9.2 Additional Representations, Warranties and Covenants of CyDex. CyDex represents and warrants to Spectrum, as of the Effective Date, and covenants that:

(i) it (directly or through its Affiliates) is the owner or licensee of the Licensed Patents and has the right to grant the licenses to Spectrum for the Captisol Data Package, Product Know-How, and the Licensed Patents pursuant to this Agreement, and it has not and will not grant such license to any Third Party;

(ii) to CyDex’s knowledge, it (directly or through its Affiliates) is the owner of all the intellectual property rights necessary to develop, manufacture, and commercialize the Licensed Product, and all such rights have been licensed to Spectrum pursuant to this Agreement;

(iii) to CyDex’s knowledge, other than the intellectual property licensed to Spectrum pursuant to this Agreement, no other intellectual property right and interests are necessary to develop, manufacture, and commercialize the Licensed Product;

(iv) it (directly or through its Affiliates) is the owner or licensee of all the intellectual property rights necessary to manufacture and commercialize Captisol and, to CyDex’s knowledge, other than the intellectual property licensed to Spectrum pursuant to this Agreement, no other intellectual property right and interests are necessary to use Captisol to develop, manufacture, and commercialize the Licensed Product;

(v) after the Effective Date, it (directly or through its Affiliates) shall provide to Spectrum pursuant to Section 2.5 above, all material Confidential Information of CyDex pertaining to the development, manufacture, or commercialization of the Licensed Product;

(vi) CyDex or any of its Affiliates has not received any written notice from any Third Party asserting or alleging that any research or development of the Licensed Product prior to the Effective Date infringed or misappropriated the intellectual property rights of such Third Party;

(vii) there are no actual, or, to CyDex’s knowledge, pending, alleged or threatened adverse actions, suits, claims, interferences or formal governmental investigations pertaining to the Licensed Product, the Licensed Patents and the Product Know How by or against CyDex or any of its Affiliates in or before any court, governmental or regulatory authority; and

(viii) after the Effective Date, it will not enter into any agreement or other arrangement with any Third Party following the Effective Date that would limit Spectrum’s right and ability to exploit the rights and licenses granted by CyDex to Spectrum under this Agreement.

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9.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 9 ABOVE ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, CAPTISOL, THE LICENSED PATENTS, THE CAPTISOL DATA PACKAGE, OR THE PRODUCT KNOW-HOW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.	INDEMNIFICATION.

10.1 By CyDex. CyDex shall defend, indemnify and hold Spectrum and its Affiliates and Sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all losses, damages, liabilities, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively “Losses”) incurred by Spectrum as a result of any claim, demand, action or other proceeding (each, a “Claim”) by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex and its Affiliates; or (b) an alleged or actual infringement or misappropriation of an intellectual property right by the use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by Spectrum in connection with the Licensed Products; or (c) CyDex’s breach of this Agreement, to the extent that such Losses are not due to Spectrum’s gross negligence or willful misconduct.

10.2 By Spectrum. Spectrum shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, officers and employees, harmless from and against any and all Losses incurred by CyDex as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) the manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of the Licensed Product by Spectrum, its Affiliates and Sublicensees to the extent not covered by Section 10.1; or (b) Spectrum’s breach of this Agreement, to the extent that such Losses are not due to CyDex’s gross negligence or willful misconduct.

10.3 Expenses. As the parties intend complete indemnification, all costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnitor.

10.4 Procedure. The party intending to claim indemnification under this Section 10 (an “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof whether or not such Claim is rightfully brought; provided, however, an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, unless Indemnitor does not assume the defense, in which case the reasonable fees and expenses of counsel retained by the Indemnitee shall be paid by the Indemnitor. The Indemnitee, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigations of any Claim. The Indemnitor shall not be liable for the indemnification of any Claim settled or compromised by the Indemnitee without the written consent of the Indemnitor.

11.	LIMITATION OF LIABILITY.

11.1 Limitation of Remedies. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES OR LOSS OF PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 10, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN SECTION 8.

LICENSE AGREEMENT	PAGE 15

11.2 Limitation of Damages. EXCEPT WITH RESPECT TO THE INDEMNIFICATION SPECIFICALLY PROVIDED IN SECTION 10 ABOVE, IN NO EVENT SHALL CYDEX’S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE SUPPLY AGREEMENT EXCEED [***] MILLION DOLLARS ($[***]).

12.	MANAGEMENT OF LICENSED PATENTS.

12.1 Prosecution and Maintenance.

(a) CyDex Patents. CyDex shall maintain or abandon, at its sole cost and expense and using reasonable discretion, the Captisol Patents set forth on Exhibit A. CyDex shall have the sole right to control the prosecution and maintenance of patent applications and the selection of countries where patent applications are filed related to the Captisol Patents.

(b) Licensed Product Patents. Spectrum shall maintain, at its sole cost and expense and using reasonable discretion, the Licensed Product Patents set forth on Exhibit B. Spectrum shall have the sole right to control the prosecution and maintenance of patent applications and the selection of countries where patent applications are filed related to the Licensed Product Patents; provided, however, (i) CyDex shall be provided with the right and opportunity to give comments and recommendations as to the overall strategy regarding the filing, prosecution and maintenance of the Licensed Product Patents which shall be considered by Spectrum in good faith, and (ii) Spectrum shall use Commercially Reasonable Efforts to prosecute, obtain and maintain the Licensed Product Patents in each of the Major Markets. In the event that Spectrum decides not to prosecute and maintain the Licensed Product Patents in a country, Spectrum shall provide not less than [***] ([***]) days prior written notice of such decision, and CyDex shall have the option to take over the prosecution and maintenance in such country or countries. For clarity, in the event that Spectrum fails to prosecute and/or maintain the Licensed Product Patents in a country, CyDex shall have the right to terminate this Agreement pursuant to Section 13.2 hereof with respect to such country (but not other countries within the Territory) with [***] days notice during which Spectrum may cure this failure.

12.2 Infringement of Captisol Patents by Third Parties. If Spectrum becomes aware that a Third Party may be infringing a Captisol Patent, it will promptly notify CyDex in writing, providing all information available to Spectrum regarding the potential infringement. CyDex shall take whatever, if any, action it deems appropriate, in its sole discretion, against the alleged infringer. If CyDex elects to take action, Spectrum shall, at CyDex’s request and expense, cooperate and shall cause its employees to cooperate with CyDex in taking any such action, including but not limited to, cooperating with the prosecution of any infringement suit by CyDex related to a Captisol Patent. Spectrum shall not take any such action against the alleged infringer related to a Captisol Patent without the written consent of CyDex. Each party shall provide to the party enforcing any such rights under this Section 12.2 reasonable assistance in such enforcement, at such enforcing party’s request and expense, including joining such action as a party plaintiff if required by applicable law to pursue such action.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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The enforcing party shall keep the other party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other party’s comments on any such efforts. If either party recovers monetary damages from any Third Party in a suit or action brought for infringement of a Captisol Patent, such recovery shall be allocated first to the reimbursement of any expenses incurred by the parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), and the remaining amounts shall (i) to the extent not attributable to the Licensed Product, be paid to CyDex, if the suit or action is brought by CyDex and shared equally by CyDex and Spectrum, if the suit or action is brought by Spectrum and (ii) be regarded as Net Sales which is subject to royalty obligations under this Agreement to the extent any amounts are attributable to the Licensed Product. For clarity, this Section 12.2 shall not apply in the event of Product Infringement as defined below in Section 12.3(a). Without Spectrum’s prior written consent (not to be unreasonably withheld, conditioned or delayed), no settlement shall be concluded by CyDex that would provide the alleged infringer any right to use the Captisol Patents for a product containing the Compound.

12.3 Infringement of Licensed Product Patents by Third Parties.

(a) Notification. Each party shall promptly notify the other party in writing of any existing or threatened infringement of the Licensed Product Patents through the development or commercialization of a product comprising the Compound as an active ingredient by a Third Party, of which such Party becomes aware, including any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions and of any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability or non-infringement of any of the Licensed Product Patents (collectively “Product Infringement”).

(b) Product Infringement.

(i) For any Product Infringement, Spectrum shall have the first right, but not the obligation, to bring an appropriate suit or other action against any person or entity engaged in such Product Infringement. If Spectrum fails to institute and prosecute an action or proceeding to abate the Product Infringement within a period of [***] ([***]) days (a) after the first notice under Section 12.3(a) or (b) of otherwise having knowledge of the Product Infringement, then CyDex shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Licensed Product Patent against such third Party perpetrating such Product Infringement at its own cost and expense. In this case, Spectrum shall take appropriate actions in order to enable CyDex to commence a suit or take the actions set forth in the preceding sentence.

(ii) Each party shall provide to the party enforcing any such rights under this Section 12.3 reasonable assistance in such enforcement, at such enforcing party’s request and expense, including joining such action as a party plaintiff if required by applicable law to pursue such action. The enforcing party shall keep the other party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other party’s comments on any such efforts.

(iii) Each party shall bear all of its own internal and external costs and expenses incurred in connection with its activities under this Section 12.3.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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(iv) The party not bringing an action with respect to Product Infringement under this Section 12.3 shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such party shall at all times cooperate fully with the party bringing such action.

(c) Allocation of Proceeds. If either party recovers monetary damages from any Third Party in a suit or action brought for a Product Infringement, such recovery shall be allocated first to the reimbursement of any expenses incurred by the parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), and the remaining amounts shall be part of Net Sales subject to the royalty payment by Spectrum to CyDex.

12.4 Cooperation. Each party hereby agrees to duly execute and deliver, or cause to be duly executed and delivered such further instruments and do and cause to be done such further acts and things, including without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Section 12.

13.	TERM AND TERMINATION.

13.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect thereafter, on a country-by-country basis, through the Royalty Obligation Term, unless terminated earlier as set forth herein.

13.2 Termination for Breach.

(a) Notice. If either party believes that the other is in material breach of this Agreement, then the party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other party (the “Notified Party”). The Notified Party shall have [***] ([***]) days to cure such breach to the extent involving non-payment of amounts due hereunder, and [***] ([***]) days to either cure such breach for all other material breaches, or, if cure of such breach other than non-payment cannot reasonably be effected within such [***] ([***]) day period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing but in no event in excess of an additional [***] ([***]) day period unless otherwise mutually agreed in writing. Following delivery of such a plan, the Notified Party shall diligently carry out the plan and cure the breach and the cure period shall be extended by the time period provided in such plan but in no event to exceed [***] ([***]) days from the date of any initial breach notice delivered under this Section 13.2.

(b) Failure to Cure. If the Notified Party fails to cure a material breach of this Agreement as provided for in Section 13.2, then the Non-Breaching Party may terminate this Agreement upon written notice to the Notified Party.

(c) Disputes. If a party gives notice of termination under this Section 13.2 and the other Party disputes whether such termination is proper under this Section 13.2, then the issue of whether this Agreement may properly be terminated upon expiration of the notice period (unless such breach is cured as provided in Section 13.2) shall be resolved in accordance with Section 14.4.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be deemed to have been effective [***] ([***]) days following the date of the notice of termination (or such other time period applicable pursuant to Section 13.2). If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect.

13.3 Termination by Spectrum for Convenience. Spectrum shall have the right to terminate this Agreement in its entirety without cause by providing CyDex with ninety (90) days prior written notice.

13.4 CyDex Rights upon Termination (Other Than for CyDex Breach). In event that Spectrum terminates the Agreement without cause pursuant to Section 13.3 or that CyDex terminates this Agreement pursuant to Section 13.2, the following shall apply (in addition to any other rights and obligations otherwise under this Agreement with respect to such termination):

(a) Regulatory Filings; Data. To the extent permitted by applicable Laws, Spectrum shall transfer and assign to CyDex all regulatory filings, Regulatory Approvals, and related preclinical, analytical, and clinical data for the Licensed Product.

(b) Transition Assistance. Spectrum shall provide such assistance, at CyDex’s expense, as may be reasonably necessary or useful for CyDex to commence or continue developing, manufacturing or commercializing the Licensed Product, to the extent Spectrum is then performing such activities, including, without limitation transferring, upon request of CyDex, any agreements or arrangements with Third Party vendors to sell the Licensed Product, to the extent assignable. To the extent that any such contract between Spectrum and a Third Party is not assignable to CyDex, then Spectrum shall reasonably cooperate with CyDex to arrange to continue to and provide such services from such entity.

(c) Termination of Licenses. All rights granted to Spectrum herein shall immediately terminate.

(d) Return of Records. Each party shall promptly return all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder; provided, however; each party may retain one archival copy of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

(e) License of Certain Rights. Spectrum hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Spectrum’s and its Affiliates’ rights in and to any technology, improvement, data or information related to the Licensed Product, including, without limitation, any such technology, improvement, data or information related to Licensed Patents, Product Know-How or Captisol Data Package, whether or not patentable, that is developed by Spectrum or its Affiliates, to develop, make, have made, use, market, distribute, import, sell and offer for sale the Licensed Product.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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(f) Transfer of Approvals. Spectrum shall transfer and assign the relevant Marketing Approvals and Regulatory Approvals to CyDex, to the extent permitted by applicable laws.

13.5 CyDex Rights upon Termination (If for CyDex Breach). In event that Spectrum terminates the Agreement due to CyDex’s breach pursuant to Section 13.2, the following shall apply (in addition to any other rights and obligations otherwise under this Agreement with respect to such termination):

(a) Termination of Licenses. All rights granted to Spectrum and all rights granted to CyDex herein shall immediately terminate subject to sub-clauses (b) and (c) below.

(b) Regulatory Filings. Spectrum shall retain all regulatory filings and data generated by Spectrum, its Affiliates and Sublicensees during the Term of this Agreement, including any existing Market Approval for the Licensed Product, and CyDex shall not have rights to use any such regulatory filings, data or Market Approval.

(c) Return of Records. Each party shall promptly return all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder; provided, however, each party may retain one archival copy of such records and materials solely to be able to monitor its obligations that survive under this Agreement.

13.6 Spectrum Rights Upon Expiration. On a country-by-country basis, upon the expiration of Spectrum’s obligations to pay royalties under Section 4.1(c), the license granted to Spectrum under this Agreement shall become a fully-paid, royalty-free, and perpetual license for the Licensed Product in the Field.

13.7 Termination of the Supply Agreement. For clarity, this Agreement shall terminate if the Supply Agreement is terminated by Spectrum without cause, or terminated by CyDex because of any material breach by Spectrum.

13.8 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Spectrum of its obligation to pay CyDex royalties for all Licensed Product sold by Spectrum, its Affiliates or Sublicensees prior to the effective date of such expiration or termination. Sections 2.2 (Grant of License from Spectrum to CyDex), 4.1 (Payments and Royalties for Licenses), 4.2 (Currency), 4.3 (Taxes), 4.4 (Late Payments), 5 (Records; Reports; Audits), 6.4 (Access to Spectrum’s Data), 7.3 (Adverse Event Reporting), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 13.4 (CyDex Rights Upon Termination (Other Than for CyDex Breach)), 13.5 (CyDex Rights Upon Termination (If for CyDex Breach), 13.6 (Spectrum’s Rights Upon Expiration), 13.8 (Survival), and 14 (General Provisions) shall survive termination or expiration of this Agreement.

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14.	GENERAL PROVISIONS.

14.1 Non-Solicitation. During the Term and for a period of [***] ([***]) [***] thereafter, neither party shall solicit, induce, encourage or attempt to induce or encourage any employee of the other party to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.

14.2 Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other.

14.3 Compliance with Law. Each of the parties will comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection.

14.4 Arbitration.

(a) Procedure. Except as otherwise expressly set forth in Section 14.4(b) below, any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in San Diego, California. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and acceptable to CyDex and Spectrum. If CyDex and Spectrum cannot agree on a single arbitrator within [***] ([***]) days after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Spectrum shall appoint an arbitrator, the two (2) arbitrators shall appoint a third arbitrator, and the three (3) arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within [***] ([***]) days after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.4(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the rules of the American Arbitration Association then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne [***].

(b) Short-Form Arbitration. Any dispute subject to short-form arbitration as provided in this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, in San Diego, California by a single arbitrator reasonably knowledgeable about the pharmaceutical industry and appointed in accordance with such rules. Such arbitrator shall make his or her determination on the basis of “baseball arbitration” principles. THE FOREGOING REMEDY SHALL BE EACH PARTY’S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY SUCH DISPUTE. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne [***]. In each case, the parties and arbitrator shall use all diligent efforts to complete such arbitration within [***] ([***]) days of appointment of the arbitrator.

[***]: CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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(c) Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, no party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.

(d) Interim Equitable Relief. Each party shall, in addition to all other remedies accorded by law and permitted by this Agreement, be entitled to equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests. Neither party shall commence any court proceeding or action against the other to resolve any dispute, except (i) to enforce an arbitral award rendered pursuant to this Section 14.4, or (ii) for such interim injunctive relief.

(e) Binding Effect. The provisions of this Section 14.4 shall survive any expiration or termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.

14.5 Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear all costs and expenses associated with the performance of such party’s obligations under this Agreement.

14.6 Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party, including but not limited to, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, strike, lockout or other industrial disturbance, sabotage, accident, embargo, breakage of machinery or apparatus, injunction, act of governmental authority, compliance with governmental order on national defense requirements, or inability to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue.

14.7 Notices. Any notice, request, or communication under this Agreement shall be effective only if it is in writing and personally delivered; sent by certified mail, postage pre-paid; facsimile with receipt confirmed; or by nationally recognized overnight courier with signature required, addressed to the parties at the addresses stated below or such other persons and/or addresses as shall be furnished in writing by any party in accordance with this Section 14.7. Unless otherwise provided, all notices shall be sent:

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If to CyDex, to:	CyDex Pharmaceuticals, Inc. 11119 North Torrey Pines Road Suite 200 La Jolla, CA 92037 Attention: Secretary Fax: [***]

With a copy to:	General Counsel Ligand Pharmaceuticals Incorporated 11119 North Torrey Pines Road Suite 200 La Jolla, CA 92037 Fax: [***]

If to Spectrum, to:	Spectrum Pharmaceuticals, Inc. 157 Technology Drive Irvine, CA 92618 Attention: Legal Counsel Fax: [***]

With a copy to:	Stradling Yocca Carlson & Rauth 660 Newport Center Drive, Suite 1600 Newport Beach, CA 92660 Attention: Shivbir Grewal Facsimile: [***]

If sent by facsimile transmission, the date of transmission shall be deemed to be the date on which notice of successful transmission thereof is received by the notifying party. If sent by overnight courier, the next business day after the date of deposit with such courier shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing shall be deemed the date on which such notice, request or communication was given.

14.8 Use of Name. No party shall use the name, trademark, trade name or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law. The parties agree that a party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in (i) securities filings with the SEC (or equivalent foreign agency) to the extent required by law after complying with the procedure set forth in this Section 14.8, or (ii) under conditions of confidentiality in connection with investment and similar corporate transactions. In the event of a required public announcement, the party making such announcement shall provide the other party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure.

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LICENSE AGREEMENT	PAGE 23

14.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to any conflicts of law principles that require the application of the law of a different state).

14.10 Entire Agreement; Amendment. This Agreement and all Exhibits attached hereto or thereto contain the entire agreement of the parties relating to the subject matter hereof and supersede any and all prior agreements, written or oral, between CyDex and Spectrum relating to the subject matter of this Agreement. This Agreement may not be amended unless agreed to in writing by both parties.

14.11 Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to the CyDex and Spectrum and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

14.12 Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.

14.13 Severability. If a final judicial determination is made that any provision of this Agreement is unenforceable, this Agreement shall be rendered void only to the extent that such judicial determination finds such provisions unenforceable, and such unenforceable provisions shall be automatically reconstituted and become a part of this Agreement, effective as of the date first written above, to the maximum extent they are lawfully enforceable.

14.14 Assignment. Neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any Third Party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign its rights and delegate its obligations under this Agreement without the other party’s prior written consent to an Affiliate or to a Third Party successor pursuant to (a) a sale of all of its assets relating to this Agreement, (b) a sale of substantially all its assets, or (c) a merger, consolidation, reorganization or other similar transaction. Any assignment not in accordance with this Section 14.14 shall be void.

14.15 Third Party Beneficiaries. Except for the rights of Indemnitees pursuant to Section 10 hereof, and subject to Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Spectrum or such Indemnitees, and not Sublicensees.

LICENSE AGREEMENT	PAGE 24

14.16 Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.17 Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original document, but both of which shall constitute one and the same instrument.

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LICENSE AGREEMENT	PAGE 25

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ John L. Higgins
Name: John L. Higgins
Title: President and CEO

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Rajesh C. Shrotriya
Name: Rajesh C. Shrotriya
Title: Chairman, President and CEO

LICENSE AGREEMENT	PAGE 26

EXHIBIT A: CAPTISOL PATENTS

[***]
Country	Filing Date	Application No.	Patent No.	Expiration Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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LICENSE AGREEMENT	EXHIBIT A-1

EXHIBIT A – CONTINUED

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[***]	[***]	[***]	[***]	[***]
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LICENSE AGREEMENT	EXHIBIT A-2

EXHIBIT A – CONTINUED

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[***]	[***]	[***]	[***]	[***]
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LICENSE AGREEMENT	EXHIBIT A-3

EXHIBIT A – CONTINUED

[***]
Country	Filing Date	Serial No.	Patent No.	Expiration Date
[***]	[***]	[***]
[***]	[***]	[***]
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LICENSE AGREEMENT	EXHIBIT A-4

EXHIBIT B: LICENSED PRODUCT PATENTS

Matter	Title	Country	Serial Number	Patent Number	Expiration Date
[***]	[***]	[***]	[***]
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LICENSE AGREEMENT	EXHIBIT B

EXHIBIT C: SPECIFICATIONS

[***]

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LICENSE AGREEMENT	EXHIBIT C

EXHIBIT D: SPECIFIED DILIGENCE REQUIREMENTS

Using Commercial Reasonable Efforts, Spectrum will engage in Substantial Development Activities [***]. “Substantial Development Activities” shall mean [***].

In the event that Spectrum fails to achieve the above goal as determined within [***] ([***]) days following the specified date, the parties shall meet to discuss and agree upon a mutually acceptable remediation plan within [***] ([***]) days from the specified date. If it is mutually determined that Spectrum failed to either engage in Substantial Development Activities or to use Commercially Reasonable Efforts in developing a Licensed Product, and if the parties are unable to mutually agree upon a remediation plan, then CyDex has the right to terminate the Agreement pursuant to Section 13.2. In the event that the parties cannot agree on such determination or plan, then the parties CEO’s or their mutually agreed upon designees shall have a face-to-face meeting to attempt to solve any dispute within the next [***] ([***]) days. In the event that the dispute is still not resolved, the parties agree to be subject to short-form arbitration pursuant to Section 14.4(b).

On a country-by-country basis, the Commercial Launch Date shall occur no later than [***] ([***]) months following the date of Regulatory Approval in a Major Market. For at least [***] ([***]) months following the Commercial Launch Date, Spectrum shall assign the Licensed Product to the primary call position those physicians who treat multiple myeloma or perform transplant for multiple myeloma and allocate greater than [***] of sales efforts and sales representative’s time as demonstrated by activity analysis and compensation. For [***] ([***]) months following the Commercial Launch Date, Spectrum shall provide commercially reasonable medical science liason support for phase IV and investigator sponsored studies. For [***] ([***]) years following the Commercial Launch Date, Spectrum shall allocate no less than Commercially Reasonable Efforts to selling the Licensed Product. For avoidance of doubt, the decision whether to seek Regulatory Approval in a particular Major Market other than the United States is at the sole discretion of Spectrum, subject to its obligation to use Commercially Reasonable Efforts as set forth in Section 6.1.

* * * * *

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LICENSE AGREEMENT	EXHIBIT D

EXHIBIT E: MAJOR MARKETS

[***]

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LICENSE AGREEMENT